Exhibit 10.8

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”) is made by and among SONDORS Inc., a Delaware corporation (the “Company”), and each purchaser identified on the signature pages attached hereto (each, a “Purchaser,” and collectively, the “Purchasers”), effective as of the date this Agreement is executed by the Company and such Purchaser.

WITNESSETH:

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to (i) the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 thereunder, with respect to offers and sales to Purchasers located in the United States (each, a “U.S. Purchaser,” and collectively, the “U.S. Purchasers”), and (ii) Regulation S promulgated under the Securities Act, with respect to Purchasers located outside of the United States (each, an “Foreign Purchaser,” and collectively, the “Foreign Purchasers”), the Company desires to issue and sell to each Purchaser, and each Purchaser severally and not jointly, desires to purchase from the Company, the Company’s (x) 10% Senior Secured Promissory Notes, in substantially the form attached hereto as Exhibit A (the “Notes”) in the aggregate principal amount of up to $3,000,000, which aggregate principal amount can be increased at the election of the Company to an amount not to exceed $3,500,000 and (y) warrants to purchase shares of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), in substantially the form attached hereto as Exhibit B (the “Warrants”), as more fully described in this Agreement.

WHEREAS, Falcon Capital Partners Limited (“Falcon”) is acting as a consultant in connection with the offer and sale of the Notes and Warrants.

NOW, THEREFORE, in consideration of the agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. PURCHASE AND SALE OF NOTES AND WARRANTS.

1.1 Sale and Issuance of Securities. Subject to the terms and conditions of this Agreement, at the Closings (as defined below) the Purchaser agrees to subscribe for and purchase, and the Company agrees to sell and issue to the Purchaser, (i) a Note, in the principal amount as set forth on the Purchaser Signature Page attached hereto (the shares of the Company’s Common Stock issuable upon conversion of or otherwise pursuant to the Note, collectively, the “Conversion Shares”), and (ii) a Warrant, to acquire up to that number of shares of Common Stock set forth on the Purchaser Signature Page attached hereto (the shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrant, collectively, the “Warrant Shares”), for the purchase price set forth on the Purchaser Signature Page attached hereto next to the line entitled “Purchase Price,” which Purchase Price shall be equal to ninety-two percent (92%) of the principal amount of the Note. The Note shall be secured pursuant to the terms of a Security Agreement by and among the Company, the Purchasers and Falcon acting as collateral agent under the Security Agreement, in substantially the form attached hereto as Exhibit C (the “Security Agreement”). The Note, the Conversion Shares, the Warrant and Warrant Shares offered hereby are collectively referred to herein as the “Securities.” Concurrent with the execution of this Agreement by the Purchaser and the delivery by the Purchaser to the Company of Purchaser’s signature page to this agreement, the Purchaser shall transmit by wire transfer as set forth below the amount of the Purchaser’s investment as set forth on the Purchaser Signature Page attached hereto to the Company (each, an “Investment”). Any and all amounts received by the Company in connection with an Investment shall be available for use by the Company upon the occurrence of the Closings as set forth below.

1.2 Closings; Deliveries.

(a) On the First Closing Date (as defined below), upon the terms and subject to the conditions set forth herein, the Company agrees to sell and issue, and each Purchaser who has executed and delivered to the Company the signature page to this Agreement prior to the First Closing Date agrees to subscribe for and purchase the Securities as set forth on such Purchaser’s signature page to this Agreement. On or prior to the First Closing Date, each such Purchaser shall deliver to the Company’s Segregated Account (as defined below) via wire transfer of immediately available funds an amount in United States Dollars equal to ninety-two percent (92%) of the principal amount of the Note purchased by the Purchaser as set forth on such Purchaser’s signature page to this Agreement. The Company shall return all subscription amounts in the Segregated Account to the appropriate Purchasers if the First Closing (as defined below) does not occur with respect to such Purchasers’ subscriptions on or before the End Date.

(b) On each Subsequent Closing Date (as defined below), upon the terms and subject to the conditions set forth herein the Company agrees to sell, and each Purchaser who has executed and delivered to the Company the signature page to this Agreement after the First Closing Date but on or prior to the Subsequent Closing Date agrees to subscribe for and purchase, the Securities as set forth on such Purchaser’s signature page to this Agreement. Each such Purchaser shall deliver to the Company via wire transfer of immediately available funds an amount in United States Dollars equal to the ninety-two percent (92%) of the principal amount of the Note purchased by the Purchaser as set forth on the Purchaser’s signature page to this Agreement. The closing that occurs on the First Closing Date is referred to herein as the “First Closing” and the closing that occurs on a Subsequent Closing Date is referred to herein as a “Subsequent Closing.” The First Closing and each Subsequent Closing are individually referred to herein as a “Closing,” and collectively, the “Closings.”

(c) At each Closing, the Company shall deliver to each Purchaser (i) a form of Note attached hereto as Exhibit A representing the aggregate principal amount of the Note purchased by such Purchaser, (ii) a form of Warrant attached hereto as Exhibit B and (iii) a Security Agreement attached hereto as Exhibit C. In the event of a closing of the Proposed IPO, within five (5) days after the closing, the Company shall deliver to each Purchaser (A) a revised Warrant that reflects the actual exercise price (i.e., an amount equal to 120% of the public offering price per share of Common Stock in the Proposed IPO) and reflects the actual number of shares of Common Stock that may be purchased pursuant to the Warrant (i.e., an amount equal to the aggregate principal amount of such Purchaser’s Note multiplied by 0.50 and dividing the resultant amount by the actual exercise price) and (B) a revised Note that reflects the actual conversion price (i.e., an amount equal to 80% of the public offering price per share of Common Stock in the Proposed IPO).

2

(d) At each Closing, each Purchaser shall deliver to the Company (i) a Purchaser Signature Page to this Agreement, duly executed by Purchaser; (ii) the Security Agreement, duly executed by Purchaser and (iii) the aggregate Subscription Amount set forth on the Purchaser Signature Page, via wire transfer to the Segregated Account as follows:

First Horizon Bank
165 Madison Avenue
Memphis, TN 38103
U.S.A.

SWIFT/BIC Code: FTBMUS44
ABA/Routing#: 084000026
Account Number: 188902414
Account Name:	Falcon Capital LLC
930 Highland Point Dr.
Knoxville, TN 37919
U.S.A.

Reference: SONDORS

(e) For purposes of this Agreement, the following terms have the meanings set forth below:

“End Date” means September 1, 2022, unless extended to another date by the Company and its financial consultant, Falcon;

“First Closing Date” means the first Business Day (as defined in the Notes) after the Segregated Account holds a minimum of US$1,500,000 in cash of subscription amounts for the Notes;

“Segregated Account” means collectively a non-interest bearing account established by Falcon for subscriptions of U.S. Purchasers and Foreign Purchasers into which subscription amounts for the Securities are held until a Closing; and

“Subsequent Closing Date” means a date after the First Closing Date and on or before the End Date, and after which the Segregated Account holds subscription amounts in excess of US$50,000.

3

2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Purchasers that the following representations and warranties are true and complete as of the date of each of the Closings, except as otherwise indicated.

2.1 Organization, Good Standing, Corporate Power and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority (a) to carry on its business as presently conducted and as presently proposed to be conducted and (b) to execute, deliver and perform its obligations under this Agreement. The Company is solvent and is not aware of any fact, matter or circumstance that would be likely to lead to it becoming insolvent. The Company is duly qualified to transact business as a foreign corporation and is in good standing under the laws of each jurisdiction in which the failure to so qualify would have a material adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Company.

2.2 Capitalization. Immediately prior to the First Closing, the authorized capital of the Company consists of the following:

(a) 100,000,000 shares of Common Stock, of which 12,956,380 shares are issued and outstanding. All of the outstanding shares of Common Stock are duly authorized, validly issued, fully paid and nonassessable and were issued in material compliance with all applicable federal and state securities laws.

(b) 10,000,000 shares of Preferred Stock of the Company, US$0.0001 par value per share, of which no shares are issued and outstanding.

(c) There are no outstanding preemptive rights, options, warrants, conversion privileges or rights (including but not limited to rights of first refusal or similar rights), orally or in writing, to purchase or acquire any securities from the Company including, without limitation, any shares of Common Stock, Preferred Stock or any securities convertible into or exchangeable or exercisable for shares of Common Stock or Preferred Stock other than (i) two restricted stock awards, each in the amount of 50,000 shares of Common Stock and (ii) warrants to purchase 72,000 shares of common stock of SONDORS Electric Bike Company.

2.3 Subsidiaries. The Company has two majority-owned subsidiaries, SONDORS Electric Bike Company, a Delaware corporation, and SONDORS Electric Car Company, a Delaware corporation.

2.4 Authorization. All corporate action required to be taken by the Board of Directors (the “Board”) and the Company’s stockholders in order to authorize the Company to enter into this Agreement and the Security Agreement and to issue the Securities (collectively, the “Transaction Agreements”) at the Closings, has been taken, or will be taken prior to the First Closing. All action on the part of the officers of the Company necessary for the execution and delivery of the Transaction Agreements, the performance of all obligations of the Company under the Transaction Agreements to be performed by the Company, and the issuance and delivery of the Securities has been taken or will be taken prior to the First Closing. The Transaction Agreements, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, or (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

4

2.5 Valid Issuance of Securities. The Securities, when issued, sold and delivered in accordance with the terms and for the consideration set forth in the Transaction Agreements, will be duly authorized, validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer as set forth in the Securities, under the Transaction Agreements, applicable state and federal securities laws in the United States and liens or encumbrances created by or imposed by each Purchaser. Based in part on the accuracy of the representations of each Purchaser in Section 4 of this Agreement and subject to filings pursuant to Regulation D of the Securities Act and applicable state securities laws in the United States and all applicable securities laws in any foreign jurisdiction where offers and sales are made, the offer, sale and issuance of the Securities to be issued pursuant to and in conformity with the terms of this Agreement, will be issued in compliance with all applicable federal and state securities laws in the United States and all applicable securities laws in any foreign jurisdiction where offers and sales are made. The Conversion Shares and Warrant Shares issuable upon conversion of the Notes and upon the exercise of the Warrants, as applicable, have been or will be at the time of issuance duly reserved for issuance, and upon issuance in accordance with the terms of the Notes and the Warrants, will be duly authorized, validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under the Transaction Agreements, applicable federal and state securities laws in the United States, applicable securities laws in any foreign jurisdiction where offers and sales are made and liens or encumbrances created by or imposed by the Purchasers.

2.6 Governmental Consents and Filings. Assuming the accuracy of the representations made by each Purchaser in Section 4 of this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Company in connection with the consummation of the transactions contemplated by this Agreement, except for filings pursuant to Regulation D of the Securities Act, applicable state securities laws in the United States and applicable securities laws in any foreign jurisdiction where offers and sales are made, which have been made or will be made in a timely manner.

2.7 Litigation. There is no pending claim, action, suit, proceeding, arbitration, mediation, complaint, claim, charge or to the Company’s knowledge, investigation, before any court, arbitrator, mediator or governmental body, or to the Company’s knowledge, currently pending or threatened in writing (a) against the Company, (b) against any consultant, officer, director or key employee of the Company arising out of his or her consulting, employment or board relationship with the Company or that could otherwise materially impact the Company, (c) that questions the validity of the Transaction Agreements or the right of the Company to enter into them, or to consummate the transactions contemplated by the Transaction Agreements, or (d) that would reasonably be expected to have, either individually or in the aggregate, a material adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Company. Neither the Company nor, to the Company’s knowledge, the key employees or any of the Company’s officers or directors is a party or is named as subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality (in the case of the key employees or officers or directors of the Company, such as would affect the Company). There is no action, suit, proceeding or investigation by the Company pending or which the Company intends to initiate. The foregoing includes, without limitation, actions, suits, proceedings or investigations pending or threatened in writing (or any basis therefor known to the Company) involving the prior employment of any of the Company’s employees, their services provided in connection with the Company’s business, or any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers.

5

2.8 Intellectual Property. The Company owns or possesses sufficient legal rights to all Intellectual Property (as defined below) that is necessary to the conduct of the Company’s business as now conducted and as presently proposed to be conducted (the “Company Intellectual Property”) without any violation or infringement (or in the case of third-party patents, patent applications, trademarks, trademark applications, service marks, or service mark applications, without any violation or infringement known to the Company) of the rights of others. To the Company’s knowledge, no product or service marketed or sold (or proposed to be marketed or sold) by the Company violates or will violate any license or infringes or will infringe any rights to any patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, trade secrets, licenses, domain names, mask works, information and proprietary rights and processes (collectively, “Intellectual Property”) of any other party, except that with respect to third-party patents, patent applications, trademarks, trademark applications, service marks, or service mark applications the foregoing representation is made to the Company’s knowledge only. Other than with respect to commercially available software products under standard end-user object code license agreements, there is no outstanding option, license, agreement, claim, encumbrance or shared ownership interest of any kind relating to the Company Intellectual Property, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the Intellectual Property of any other person. The Company has not received any communications alleging that the Company has violated or, by conducting its business, would violate any of the Intellectual Property of any other person or entity. The Company has obtained and possesses valid licenses to use all of the software programs present on the computers and other software-enabled electronic devices that it owns or leases or that it has otherwise provided to its employees for their use in connection with the Company’s business. It will not be necessary to use any inventions of any of its employees or consultants (or persons it currently intends to hire) made prior to their employment or engagement by the Company unless rights to such inventions were properly acquired by the Company prior to the Closings; provided, however, that it will not be necessary for the Company to use any intellectual property belonging to any of the Company’s current or former employees or consultants which is disclosed on the agreement with the Company regarding confidentiality and proprietary information entered into with the Company by such employees and consultants prior to the Closings. Each employee and consultant has assigned to the Company all intellectual property rights he or she owns that are related to the Company’s business as now conducted and as presently proposed to be conducted.

6

2.9 Compliance with Other Instruments. The Company is not in violation or default (a) of any provisions of the Certificate of Incorporation or Bylaws of the Company, (b) of any instrument, judgment, order, writ or decree of any court or governmental entity, or (c) under any agreement, instrument, contract, lease, note, indenture, mortgage or purchase order or, (d) to its knowledge, of any provision of federal or state statute, rule or regulation materially applicable to the Company. The execution, delivery and performance of the Transaction Agreements and the consummation of the transactions contemplated by the Transaction Agreements will not result in any such violation or default, or be in conflict with or constitute, with or without the passage of time and giving of notice, either (i) a default under any such provision, judgment, order, writ, decree, agreement, instrument, contract, lease, note, indenture, mortgage or purchase order or (ii) an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, forfeiture, or nonrenewal of any material permit or license applicable to the Company.

2.10 Financial Statements. The combined financial statements of the Company have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements, the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP or may be condensed or summary statements, and fairly present in all material respects the consolidated financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended.

2.11 Employee Matters. The Company is not a party to any collective bargaining agreement and does not employ any member of a union. The Company believes that its relations with its employees are good. No executive officer of the Company has notified the Company that such officer intends to leave the Company or otherwise terminate such officer’s employment with the Company. The Company is in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a material adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Company.

2.12 No “Bad Actor” Disqualification. No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a “Disqualification Event”) is applicable to the Company or, to the Company’s knowledge, any Company Covered Person, except for a Disqualification Event as to which Rule 506(d)(2)(ii–iv) or (d)(3) of the Securities Act is applicable. For purposes of this Section 2.15, “Company Covered Person” means, with respect to the Company as an “issuer” for purposes of Rule 506 promulgated under the Securities Act, any person listed in the first paragraph of Rule 506(d)(1).

3. STATEMENT OF RISK FACTORS FROM THE COMPANY. The Notes being offered by the Company pursuant to this Agreement involve a high degree of risk. No one should invest who is not prepared to lose his or her entire investment. There is no public market for the Company’s capital stock and it is not expected that there will be a market for the resale of the Company’s capital stock in the foreseeable future unless the Company is successful in its proposed initial public offering of Common Stock and listing of its Common Stock on The Nasdaq Capital Market (the “Proposed IPO”). Prospective purchasers, prior to making an investment, should carefully examine the following risk factors inherent in making such an investment and affecting the Company’s business.

7

3.1 Early Stage Risks; Uncertainty of Future Profitability. The time required by the Company to reach sustained profitability is highly uncertain and there can be no assurance that the Company will be able to achieve profitability at all or on a sustained basis. The successful implementation and development of the Company’s business and operations in the future depends upon numerous factors, including, among others, the ability of management to attract the necessary capital, to build the management team capable of carrying out the proposed implementation and development of the Company’s business, to win market acceptance and to capture market share for the Company’s products and to generate the revenues and levels of profitability that management believes is necessary for success. There can be no assurance that the objectives established by management with respect to the proposed implementation and development of the Company’s business and operations in the future will in fact be met, that the Company will establish or maintain market acceptance or market share or become profitable, or that the levels of revenues, profitability and cash flows established by management will in fact be attained. As implementation of any business plan continues over time, there are inevitably changes in direction and strategy that will be adopted by management based upon actual experience in operating a business. Thus, there can be no assurance that the actual manner in which the business of the Company is conducted and the results of the Company’s operations will not vary significantly from management’s current intentions.

3.2 Going Concern. The Company’s financial statement footnotes include disclosure regarding the substantial doubt about the Company’s ability to continue as a going concern. The Company’s financial statements have been prepared assuming it will continue as a going concern and do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets, or the amounts and classification of liabilities that may result if the Company does not continue as a going concern. Therefore, Purchasers should not rely on the Company’s combined balance sheet as an indication of the amount of proceeds that would be available to satisfy claims of creditors, and potentially be available for distribution to stockholders, in the event of liquidation. The Company’s ability to continue as a going concern will be determined by its ability to complete the Proposed IPO. If the Company is unable to obtain adequate funding from this offering or in the future, or if the Company is unable to grow its revenue to achieve and sustain profitability, the Company may not be able to continue as a going concern.

3.3 Uncertainty of Development and Successful Commercialization. In order for the Purchasers to realize returns from their investment, the Company may have to undertake the Proposed IPO or be acquired. This process will depend on the performance of the Company as well as many other factors over which the Company will have no control, such as general conditions in the financial markets, fluctuations in demand in the securities markets for initial public offerings and investor interest in companies in the Company’s industry. There can be no assurance that the Company will be able to compete effectively in its target markets. In short, the Company may develop much more slowly than planned or it may fail.

8

3.4 Need for Additional Financing. Based on the Company’s projections, even if the maximum amount of this offering is subscribed for, the Company will need to seek and secure significant additional financing in the near future. No party is obligated to provide financing to the Company and there can be no assurance that any such additional funding, including through the Proposed IPO, will be available to the Company or, if available, that it will be on reasonable terms. Any such additional funding may result in significant dilution to existing stockholders, and may be on terms unfavorable to the Company. If adequate funds are not available, the Company may be required to significantly curtail its plans and seek to obtain funds through arrangements with third parties that may require the Company to relinquish substantial rights in exchange for such funding. The Company’s future capital requirements will depend on many factors, including cash flow from operations, the Company’s ability to market its planned products and services successfully, competition and market developments.

3.5 Competition. The Company is and will continue to be subject to competition from a variety of sources, including both existing competitors and new companies to the market. Many of these competitors have or will have substantially greater technical, financial, and marketing resources than those available to the Company. The Company’s ability to compete successfully will depend in large part upon its ability to attract customers and develop and maintain relationships with such customers and to differentiate its products and services from traditional methods of sales and marketing. There can be no assurance that the Company will be able to compete successfully.

3.6 Need for Further Staffing and Dependence Upon Key Personnel. The Company currently has a limited number of employees and consultants. In order to implement its business plans and to remain competitive, the Company will need to attract and retain additional personnel and consultants. Thus, the success of the Company will in significant part depend upon the efforts of personnel not yet identified and upon its ability to attract and retain highly skilled technical, managerial and sales and marketing personnel. The Company faces significant competition for such personnel from other companies. There can be no assurance that the Company will be able to attract and retain necessary personnel. The failure to hire and retain such personnel could materially and adversely affect the Company’s prospects.

3.7 Management of Growth. The Company’s future success will depend in part on its ability to manage growth, if any. To compete effectively and manage future growth, if any, the Company will be required to continue to implement and improve its operational, financial and management systems, procedures and controls on a timely basis, and to expand, train, manage and motivate its workforce. There can be no assurance that the Company’s personnel, systems, procedures and controls will be adequate to support the Company’s future operations or that it will be able to implement those that will be adequate. The failure to implement new and improved operational, financial and management systems or to expand, train, motivate and manage employees could have a material adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Company. There can be no assurance that the Company will continue to grow or, if it does, that the Company will manage the growth successfully.

9

3.8 Proposed IPO. An investment in the Company is an investment in an unlisted corporation incorporated in Delaware and is therefore subject to the laws of its jurisdiction and the Company’s internal rules. The Company is not presently listed on any securities exchange, and you will be the holder of an investment in an unlisted company that you may be unable to realize. While the Company has advised that it intends to pursue the Proposed IPO, no assurances can be given that the Company will be successful or that it will complete its Proposed IPO.

4. REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS. Each Purchaser hereby represents and warrants to the Company as follows.

4.1 Authorization. The Purchaser has full power and authority to enter into this Agreement. This Agreement, when executed and delivered by the Purchaser, will constitute valid and legally binding obligations of the Purchaser, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application relating to or affecting the enforcement of creditors’ rights generally, or (b) the effect of rules of law governing the availability of equitable remedies.

4.2 Purchase Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser’s representation to the Company, which by the Purchaser’s execution of this Agreement, the Purchaser hereby confirms, that the Securities to be acquired by the Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same; provided, however, that to the extent the Purchaser is an Foreign Purchaser, such Foreign Purchaser may purchase the Securities for the account of one or more persons. By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities and, to the extent the Purchaser is an Foreign Purchaser, neither such Foreign Purchaser nor any other person for whose account such Foreign Purchaser is purchasing the Securities has any intention to distribute either directly or indirectly the Securities in the United States. The Purchaser has not been formed for the specific purpose of acquiring the Notes.

4.3 Disclosure of Information. The Purchaser has had an opportunity to discuss the Company’s business, management, financial affairs and the terms and conditions of the offering of the Securities with the Company’s management. Nothing in this Section 4, including the foregoing sentence, limits or modifies the representations and warranties of the Company in Section 2 of this Agreement or the right of the Purchaser to rely thereon. The Purchaser is aware that publicly available information about the Company can be obtained from the Company’s website.

4.4 Independent Assessment of Investment. The Purchaser has independently evaluated and conducted an appropriate analysis of, the merits and risks of a purchase of the Securities for itself and with respect to Foreign Purchasers, each other person, if any, on whose account it is acquiring any Securities, and it has determined that the Securities are a suitable investment for itself and with respect to Foreign Purchasers, each other person, if any, for whose account it is acquiring any Securities, both in the nature and the number of the Securities being acquired. The Purchaser has sufficient knowledge and experience in financial matters and expertise in assessing credit and all other relevant risks, and is capable of independently evaluating the merits of investment in the Securities. The Purchaser has not relied upon any representation with respect to the Securities or the Company, other than those expressly provided by the Company in Section 2. The Purchaser has obtained its own advice regarding the tax consequences in any jurisdiction of purchasing, owning, converting, redeeming or disposing of any Securities.

10

4.5 Restricted Securities. The Purchaser understands that neither none of the Securities have been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein. The Purchaser understands that the Securities are “restricted securities” under applicable United States federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the Securities indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities or an exemption from such registration and qualification requirements is available. The Purchaser acknowledges that the Company has no obligation to register or qualify the Securities for resale. The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of the Purchaser’s control, and which the Company is under no obligation and may not be able to satisfy.

4.6 Regulation S. With respect to an Foreign Purchaser, the Foreign Purchaser (a) acknowledges that the issuance of the Securities to the Foreign Purchaser is being made in reliance on Rule 904 of Regulation S under the Securities Act, and (b) certifies that (i) the Foreign Purchaser’s principal address is outside of the United States of America, (ii) the Foreign Purchaser is not a “U.S. Person” as such term is defined and used in Regulation S, (iii) no offer to acquire the Securities was made to the Foreign Purchaser or its representatives inside the United States and (iv) at the time this Agreement was entered into and the Securities were issued, the Foreign Purchaser was outside the United States. The Foreign Purchaser also represents and warrants that (A) the issuance of the Securities is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the Securities Act, and (B) it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including (w) the legal requirements within its jurisdiction for the purchase of the Securities, (x) any foreign exchange restrictions applicable to such purchase, (y) any government or other consents that may need to be obtained, and (z) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities. The Company’s offer and sale and the Foreign Purchaser’s subscription and payment for and continued beneficial ownership of the Securities will not violate any applicable securities or other laws of the Foreign Purchaser’s jurisdiction. Terms used herein have the meanings given to them by Regulation S under the Securities Act.

11

4.7 No Public Market. The Purchaser understands that no public market now exists for the Securities, and that the Company has made no assurances that a public market will ever exist for the Securities.

4.8 Legends. The Purchaser understands that the Securities shall bear the legends set forth in Section 5.1.

4.9 Accredited and Sophisticated Investor – U.S. Purchasers. The Purchaser, to the extent the Purchaser is a U.S. Purchaser, represents and warrants to the Company that the Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. The Purchaser is an investor in securities of companies in the development stage and acknowledges that the Purchaser is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities. If other than an individual, the Purchaser also represents it has not been organized for the purpose of acquiring the Securities.

4.10 Status of Investor – Foreign Purchasers. To the extent the Purchaser is a Foreign Purchaser, the Foreign Purchaser represents and warrants to the Company that: (a) he or she is, and any beneficial purchaser for whom he or she is contracting is, a resident of a country other than the United States, or if not an individual, has a head office in a country other than the United States, (b) as of the date hereof and any applicable Closing, he, she or it is and will be located outside the United States, (c) he, she or it has not engaged, nor is he, she or it aware of any other person that has engaged, and the Foreign Purchaser will not engage or cause any other person to engage, in any directed selling efforts (as such term is defined in Regulation S) in the United States with respect to the Securities, and (d) he, she or it is not a “distributor” (as such term is defined in Regulation S) or a “dealer” (as such term is defined in the Securities Act).

4.11 No General Solicitation. Neither the Purchaser nor any of its officers, directors, employees, agents, stockholders or partners has either directly or indirectly, including through a broker or finder (a) engaged in any general solicitation with respect to the offer and sale of the Securities, or (b) published any advertisement in connection with the offer and sale of the Securities.

4.12 Exculpation Among Purchasers. The Purchaser acknowledges that it is not relying upon any person, other than the Company and its officers and directors, in making its investment or decision to invest in the Company.

4.13 Residence. The office or offices of the Purchaser in which its principal place of business is identified is the address or addresses of the Purchaser set forth on the signature pages attached hereto.

4.14 No “Bad Actor” Disqualification Events. If the Purchaser will beneficially own 20% or more of the Company’s outstanding voting securities, calculated on the basis of total voting power, after giving effect to the purchase of the Securities, neither the Purchaser nor any beneficial owner of the Company’s voting equity securities (in accordance with Rule 506(d) of the Securities Act) held by the Purchaser is subject to any Disqualification Event, except for a Disqualification Event as to which Rule 506(d)(2)(ii–iv) or (d)(3) of the Securities Act is applicable and disclosed in advance of the Closings in writing in reasonable detail to the Company.

12

4.15 Market Stand-Off Agreement. To the extent required by the Company’s underwriters in connection with the Proposed IPO, the Purchaser agrees to execute a market stand-off agreement with the underwriters covering the Securities purchased by the Purchaser in a form customary for underwritten pubic offerings of securities.

5. RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.

5.1 Legends. It is understood that the certificates evidencing the Securities may bear one or all of the following legends:

(a) “NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON THE CONVERSION OF THESE SECURITIES HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR SECURITIES LAWS OF (A) ANY STATE OR JURISDICTION IN THE UNITED STATES, OR (B) ANY FOREIGN COUNTRY. THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONVERTED, OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED (EACH A “TRANSFER”) EXCEPT (X) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (Y) TO THE EXTENT THE TRANSFER DOES NOT CONSTITUTE AND WILL NOT RESULT IN A VIOLATION OF APPLICABLE FEDERAL OR STATE SECURITIES LAWS IN THE UNITED STATES, AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT (TO THE EXTENT REQUESTED BY COUNSEL OF THE COMPANY), THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THE HOLDER HEREOF AGREES THAT IT WILL DELIVER, OR CAUSE TO BE DELIVERED, TO EACH PERSON TO WHOM THE SECURITIES HEREBY REPRESENTED ARE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.”

(b) “THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY (1) RULE 144 THEREUNDER, IF AVAILABLE, OR (2) RULE 144A THEREUNDER, IF AVAILABLE, AND, IN BOTH CASES, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF (C)(1) AND (D) ABOVE, AFTER THE SELLER FURNISHES TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING OR SUCH OTHER EVIDENCE IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY TO SUCH EFFECT.”

13

(c) Any legend required by the laws of the State of California, including any legend required by the California Department of Corporations and Sections 417 and 418 of the California Corporations Code.

6. CONDITIONS TO THE PURCHASERS’ OBLIGATIONS AT CLOSING. The obligations of the Purchasers to purchase Securities at the Closings are subject to the fulfillment, on or before each Closing, of each of the following conditions, unless otherwise waived by the Purchaser purchasing the Securities:

6.1 Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true and correct in all material respects as of the Closing.

6.2 Performance. The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by the Company on or before each Closing including, without limitation, that the First Closing shall not occur until such time as the Segregated Account contains a minimum of US$1.5 million in subscription proceeds for the Securities.

6.3 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be obtained and effective as of the First Closing Date (except for such authorizations, approvals or permits as may be properly obtained subsequent to the First Closing Date).

7. CONDITIONS OF THE COMPANY’S OBLIGATIONS AT THE CLOSINGS. The obligations of the Company to sell the Securities to the Purchasers at the Closings are subject to the fulfillment, on or before each Closing, of each of the following conditions, unless otherwise waived in writing by the Company:

7.1 Representations and Warranties. The representations and warranties of each Purchaser contained in Section 4 shall be true and correct in all material respects as of such Closing.

7.2 Performance. Each Purchaser shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by them on or before such Closing.

7.3 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be obtained and effective as of the First Closing Date (except for such authorizations, approvals or permits as may be properly obtained subsequent to the First Closing Date).

14

7.4 Compliance with Securities Laws. The Company shall be satisfied that the offer and sale of the Securities shall be qualified or exempt from registration or qualification under all applicable federal and state securities laws in the United States (including receipt by the Company of all necessary “blue sky” law permits and qualifications required by any state, if any) and all applicable securities laws in any foreign jurisdiction where offers and sales are made.

7.5 Payment of Purchase Price. With respect to each Closing, except as otherwise provided herein, each Purchaser shall have delivered to the Company the principal amount of the Note purchased by such Purchaser by wire transfer of immediately available funds (denominated in United States Dollars).

8. GENERAL PROVISIONS

8.1 Confidentiality. THE INFORMATION CONTAINED IN THIS AGREEMENT, ANY OTHER DOCUMENT IN CONNECTION HEREWITH, THE TERMS OF THIS OFFERING AND ANY OTHER INFORMATION RELATING TO THE COMPANY, INCLUDING WITHOUT LIMITATION ANY INFORMATION CONTAINED IN A SLIDE DECK RELATING TO THE COMPANY OR THAT THE COMPANY IS CONTEMPLATING THE PROPOSED IPO, IS HIGHLY CONFIDENTIAL. YOU MAY NOT COPY, REPRODUCE, DISTRIBUTE OR OTHERWISE DISCLOSE OR USE THE INFORMATION CONTAINED IN THESE MATERIALS FOR ANY PURPOSE, OR RELEASE THE INFORMATION TO ANY PERSON, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY, EXCEPT YOU MAY DISCLOSE THIS INFORMATION TO YOUR LEGAL, TAX AND/OR FINANCIAL ADVISOR(S) IF THEY AGREE IN ADVANCE TO BE BOUND BY THE CONFIDENTIALITY OBLIGATIONS SET FORTH IN THIS PARAGRAPH.

8.2 Piggy-Back Registration Rights.

(a) “Registrable Securities” means, as of any date of determination, the Conversion Shares and the Warrant Shares.

(b) If at any time after the date hereof during which the Registrable Securities are outstanding, the Company proposes to file a registration statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities, by the Company for its own account or for stockholders of the Company for their account (or by the Company and by stockholders of the Company), other than a registration statement (i) filed in connection with any employee share option or other benefit plan, (ii) for an exchange offer or offering of securities solely to the Company’s existing stockholders, (iii) filed in connection with the Proposed IPO or (iv) for a dividend reinvestment plan, then the Company shall (x) give written notice of such proposed filing to the holders of Registrable Securities as soon as practicable but in no event less than ten (10) days before the anticipated filing date, which notice shall describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing underwriter or underwriters, if any, of the offering, and (y) offer to the holders of Registrable Securities in such notice the opportunity to register the sale of such number of shares of Registrable Securities as such holders may request in writing within five (5) days following receipt of such notice (a “Piggy-Back Registration”). The Company shall cause such Registrable Securities to be included in such registration and shall use its best efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration on the same terms and conditions as any similar securities of the Company and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All holders of Registrable Securities proposing to distribute their securities through a Piggy-Back Registration that involves an underwriter or underwriters shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such Piggy-Back Registration.

15

(c) If the managing underwriter or underwriters for a Piggy-Back Registration that is to be an underwritten offering advises the Company and the holders of Registrable Securities in writing that the dollar amount or number of shares of Common Stock which the Company desires to sell, taken together with Registrable Securities as to which registration has been requested under this Section 8.2(c), exceeds the maximum dollar amount or maximum number of shares that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of shares, as applicable, the “Maximum Number of Shares”), then the Company shall include in any such registration: (A) first, the Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares, (B) second, the Registrable Securities as to which registration has been requested under this Section 8.2(c) of such security holders, pro rata, that can be sold without exceeding the Maximum Number of Shares, and (C) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A) and (B), the Common Stock or other securities for the account of other persons that the Company is obligated to register pursuant to written contractual registration rights with such persons and that can be sold without exceeding the Maximum Number of Shares.

(d) The Company shall bear all fees and expenses attendant to registering the Registrable Securities. In the event of such a proposed registration, the Company shall furnish the then holders of outstanding Registrable Securities with not less than fifteen days written notice prior to the proposed date of filing of such registration statement. Such notice to the holders shall continue to be given for each applicable registration statement filed (for the period during which the Registrable Securities are outstanding) by the Company until such time as all of the Registrable Securities have been registered and sold. The Company shall use its best efforts to cause any registration statement filed pursuant to Piggy-Back Registration to remain effective for at least nine months. Any holder of Registrable Securities may elect to withdraw such holder’s request for inclusion of Registrable Securities in any Piggy-Back Registration by giving written notice to the Company of such request to withdraw prior to the effectiveness of the registration statement. Notwithstanding any such withdrawal, the Company shall pay all expenses in connection with such Piggy-Back Registration as provided herein.

8.3 Survival of Warranties. Unless otherwise set forth in this Agreement, the representations and warranties of the Company and each Purchaser contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closings and shall in no way be affected by any investigation or knowledge of the subject matter thereof made by or on behalf of the Purchasers or the Company.

16

8.4 Successors and Assigns. Except as otherwise provided in this Agreement, this Agreement, and the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives. No party to this Agreement may assign, whether voluntarily or by operation of law, any of its rights and obligations under this Agreement, except with the prior written consent of each other party.

8.5 Governing Law. The validity, interpretation, construction and performance of this Agreement, and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the state of California, without giving effect to principles of conflicts of law. For purposes of litigating any dispute that may arise directly or indirectly from this Agreement, the parties hereby submit and consent to the exclusive jurisdiction of the state of California and agree that any such litigation shall be conducted only in the courts of California or the federal courts of the United States located in Los Angeles County, California and no other courts.

8.6 Counterparts; Facsimile. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and all of which together shall constitute one and the same agreement. Execution of a facsimile copy will have the same force and effect as execution of an original, and a facsimile signature will be deemed an original and valid signature.

8.7 Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to this Agreement or any notices required by applicable law or the Certificate or Bylaws by email or any other electronic means. The Purchasers hereby consent to (i) conduct business electronically, (ii) receive such documents and notices by such electronic delivery, and (iii) sign documents electronically and agrees to participate through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

8.8 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

8.9 Construction. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

8.10 Notices. Any notice, demand or request required or permitted to be given under this Agreement shall be in writing and shall be deemed sufficient when delivered personally or by overnight courier or sent by email, or 48 hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, addressed to the party to be notified at such party’s address as set forth on the signature page as subsequently modified by written notice, or if no address is specified on the signature page, at the most recent address set forth in the Company’s books and records.

17

8.11 Certain Fees. Except for the fees payable to Falcon in connection with its services as financial consultant as more fully-described below, no consulting, brokerage or finders’ fees or commission are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other person with respect to the transactions contemplated by the Transaction Agreements. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other persons for fees of a type contemplated in this Section 8.11 that may be due by the Company in connection with the transactions contemplated by the Transaction Agreements. In connection with the services provided to the Company by Falcon as financial consultant in the offer and sale of the Securities, Falcon will be entitled to (i) a cash consulting fee equal to ten percent (10%) of the principal amount of Notes purchased by Purchasers introduced to the Company by Falcon, (ii) a nonaccountable expense allowance equal to 3% of the principal amount of the Notes and (iii) a five-year warrant to purchase that number of shares of the Company’s Common Stock calculated by multiplying the principal amount of the Notes by 0.10 and dividing the resultant amount by the exercise price of the Warrants issued to the Purchasers. The Purchaser represents that it neither is nor will be obligated for any finder’s fee or commission in connection with this transaction. Each of the Purchasers agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which such Purchaser or any of such Purchaser’s officers, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless the Purchasers from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible including, without limitation, any fees payable by the Company to Falcon.

8.12 Fees and Expenses. The Company and the Purchasers shall each pay their own fees and expenses incurred in connection with the transactions contemplated by this Agreement.

8.13 Attorneys’ Fees. Each party shall pay for its own costs and attorneys’ fees in connection with any action at law or in equity (including arbitration) necessary to enforce or interpret the terms of this Agreement.

8.14 Amendments and Waivers. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. No delay or failure to require performance of any provision of this Agreement shall constitute a waiver of that provision as to that or any other instance.

8.15 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. If the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded, and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

18

8.16 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

8.17 Further Assurances. Each party hereto agrees to execute and deliver, by the proper exercise of its corporate, limited liability company, partnership or other powers, all such other and additional instruments and documents and do all such other acts and things as may be necessary to more fully effectuate this Agreement.

8.18 Entire Agreement. This Agreement (including the exhibits hereto) and the other Transaction Agreements constitute the entire agreement and understanding of the parties relating to the subject matter herein and supersedes all prior or contemporaneous discussions, understandings and agreements, whether oral or written, between them relating to the subject matter hereof.

19

IN WITNESS WHEREOF, the Company has executed this Securities Purchase Agreement as of August __, 2022.

SONDORS INC.,
a Delaware corporation

By:
Storm Sondors, President and CEO

Address: 23823 Malibu Road, Suite 50#129 Malibu, CA 90265

Email: storm@sondors.com

SONDORS Inc. – Signature Page of Company

PURCHASER SIGNATURE PAGE TO SONDORS INC.

SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date set forth below.

Name of Purchaser:

Signature of Purchaser or Authorized Signatory (if an entity):

Name of Authorized Signatory (if an entity):

Title of Authorized Signatory (if an entity):

Address for Notice of Purchaser:

Email Address of Purchaser:

Facsimile Number of Purchaser:

Telephone Number of Purchaser:

Principal Amount of Note: $

Subscription Amount (92% of the Principal Amount of the Note): $

Dated:

SONDORS Inc. – Signature Page of Purchasers

EXHIBIT A

FORM OF NOTE

(Attached hereto)

A-1

EXHIBIT B

FORM OF WARRANT

(attached hereto)

B-1

EXHIBIT C

FORM OF SECURITY AGREEMENT

(attached hereto)

C-1